Exhibit 99.1

XP23829 PHASE 2 PSORIASIS TRIAL

PRELIMINARY TOPLINE DATA PRESENTATION

SEPTEMBER 15, 2015

© COPYRIGHT 2015 XENOPORT, INC. ALL RIGHTS RESERVED.

SAFE HARBOR DISCLAIMER

These slides and the accompanying oral presentation by XenoPort, Inc. contain forward-looking statements that involve risks and uncertainties, including all statements relating to future clinical and commercial opportunities for XP23829; the suitability of XP23829 as a potential treatment for moderate-to-severe chronic plaque-type psoriasis and/or relapsing forms of multiple sclerosis (MS); XenoPort’s belief that the efficacy of XP23829 is likely to improve with a more extended duration of treatment beyond 12 weeks; XenoPort’s beliefs regarding the potential advantages of

XP23829 and that XP23829 could lead to a differentiated product in psoriasis; the XP23829 development program, including potential future Phase 3 clinical studies and the timing thereof, and potential partnerships that could accelerate the development of XP23829; potential regulatory matters, including XenoPort’s expectation that a single positive Phase 3 clinical trial of XP23829 could support a New Drug Application submission to the U.S. Food and Drug Administration; and the commercial and other value proposition and opportunities for XP23829 and its potential regulatory approval. XenoPort can give no assurance with respect to these statements, and XenoPort assumes no obligation to update them. Further, these forward-looking statements are based upon XenoPort’s current expectations and involve risks and uncertainties. The following important factors, among others, could cause actual results and the timing of events to differ materially from those anticipated in such forward-looking statements: the difficulty and uncertainty of pharmaceutical product development and the uncertain results and timing of clinical trials, including the risk that success in preclinical testing and early clinical trials do not ensure that later clinical trials, such as Phase 3 clinical trials, will be successful, and that the results of clinical trials by other parties may not be indicative of the results in trials that XenoPort may conduct; risks related to XenoPort’s ability to successfully advance XP23829 development and to conduct clinical trials in the anticipated timeframes, or at all; the risk that XenoPort’s belief regarding potential distinguishing attributes of XP23829 may not be observed or validated in future Phase 3 or other clinical testing; that XP23829 will require significant additional clinical testing prior to any possible regulatory approvals and failure could occur at any stage of its development; the uncertainty of the FDA’s review process and other regulatory requirements; XenoPort’s ability to obtain and its dependence on potential future collaborative partners; the availability of resources to develop XP23829 and to support XenoPort’s operations; and the uncertain therapeutic and commercial value of XP23829. These and other risk factors are discussed under the heading “Risk Factors” in XenoPort’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed with the Securities and Exchange Commission on August 6, 2015.

PAGE 2 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

KEY OBSERVATIONS FROM PRELIMINARY RESULTS OF XP23829 PHASE 2 CLINICAL TRIAL

Met primary endpoint of % change in PASI with 800 QD and 400 BID doses (p≤0.001)

Efficacy still improving at end of treatment (week 12) Low incidence of flushing (similar to placebo) Low incidence and severity of lymphocyte reduction with recovery to within normal limits by four to six weeks post treatment First demonstration that a MMF prodrug other than DMF can be effective on a clinical symptom endpoint

PAGE 3 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

XP23829 PHASE 2 PSORIASIS TRIAL DESIGN

Titration 400 mg BID Titration 800 mg QD Titration 400 mg QD Titration Placebo

Screening/ Post-Treatment Week -4 0 Titration 3 Steady State Dosing 12 16 Washout Follow-up

Study Design Randomized, double-blind, multicenter, parallel group, placebo-controlled, dose-finding efficacy and safety study in subjects with moderate-to-severe chronic plaque-type psoriasis

Number of Sites 33 sites in United States

Number of Subjects 200 randomized 1:1:1:1 Stratified by prior biologic use

Primary Endpoint The percent change in Psoriasis Area and Severity Index (PASI) score from Baseline at week 12

PAGE 4 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

KEY ELIGIBILITY CRITERIA

Chronic plaque-type psoriasis diagnosed for at least six months Moderate-to-severe psoriasis as defined by:

PASI (Psoriasis Area and Severity Index) score of ≥12

sPGA (Static Physician’s Global Assessment) score of ≥3

BSA (body surface area) affected by plaque-type psoriasis of ≥10%

Candidate for phototherapy and/or systemic therapy

May be either treatment naïve or have a history of previous treatment

Excluded subjects with inadequate response to more than three approved systemic agents for psoriasis

PAGE 5 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

KEY DEMOGRAPHICS / BASELINE VALUES

XP 400mg XP 800mg XP 400 mg Placebo

QD (N=48) QD (N=53) BID (N=46) (N=47)

Mean PASI Score 18.3 18.4 17.7 19.3

Mean BSA (%) 22.9% 24.3% 23.3% 26.4%

% Patients with

Moderate sPGA 66.7% 69.8% 69.6% 70.2%

% Patients with

Prior Systemic 33.3% 39.6% 37.0% 27.7%

Biologic

Median Body

Weight (kg) 90.95 95.30 92.05 95.30

PAGE 6 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

PRIMARY ENDPOINT: PERCENT CHANGE FROM

BASELINE IN PASI SCORE AT WEEK 12

XP 400mg XP 800mg QD XP 400 mg Placebo

QD (N=48) (N=53) BID (N=46) (N=47)

Least Squares

Mean -38.1 -48.2 -50.7 -25.0

p-value 0.066 0.001 <0.001

Modified Intent to Treat (mITT) population and Mixed Model for Repeated Measures (MMRM) statistical analysis

PAGE 7 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

LEAST SQUARES MEAN PERCENT CHANGE FROM BASELINE IN PASI SCORE OVER TIME

mITT population, MMRM

PAGE 8 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

EFFECT OF PRIOR BIOLOGIC USE ON PERCENT CHANGE FROM BASELINE IN PASI SCORE AT WEEK 12

No Prior XP 400mg XP 800mg XP 400 mg Placebo

Biologic QD (N=32) QD (N=32) BID (N=29) (N=34)

Least Squares -48.1 -56.1 -59.1 -26.5

Mean

P-value 0.011 <0.001 <0.001

Prior Biologic XP 400mg XP 800mg XP 400 mg Placebo

QD (N=16) QD (N=21) BID (N=17) (N=13)

Least Squares -17.4 -31.9 -38.1 -22.7

Mean

P-value 0.691 0.492 0.245

mITT population, MMRM

PAGE 9 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

PASI RESPONDERS ANALYSIS AT WEEK 12

LOCF* Imputation

60

50

40 38.0 39.1

Subjects 36.2

30

of

21.7

Percent 20

13.6 12.8 14.0

10 9.1

0

Placebo 400 mg QD 800 mg QD 400 mg BID

PASI-50 PASI-60 PASI-70 PASI-75

mITT population

*	Last Observation Carried Forward

PAGE 10 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

PASI RESPONDERS ANALYSIS AT WEEK 12 NO PRIOR BIOLOGIC SUBPOPULATION

LOCF Imputation

60

50.0

50 48.4

44.8

40

Subjects 30

of 23.3

20.7

Percent 20 19.4

12.1

10 9.1

0

Placebo 400 mg QD 800 mg QD 400 mg BID

PASI-50 PASI-60 PASI-70 PASI-75

mITT population

PAGE 11 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

SAFETY OVERVIEW

No deaths or life-threatening adverse events (AEs) No subjects met safety discontinuation criteria Majority of treatment emergent adverse events (TEAEs) were non-serious and mild or moderate in severity Three subjects with serious TEAEs – All recovered

One subject with acute cholecystitis; possibly related to XP23829 treatment, per investigator (800 mg QD)

One subject with enterocolitis; possibly related to XP23829 treatment, per investigator (400 mg BID)

One subject with an abdominal hernia; not related to XP23829 treatment, per investigator (400 mg QD)

PAGE 12 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

MOST COMMON (>10%) TREATMENT EMERGENT AES

XP 400mg XP 800mg XP 400 mg Placebo

QD (N=49) QD (N=55) BID (N=48) (N=48)

Diarrhea 11 (22.4%) 22 (40.0%) 19 (39.6%) 7 (14.6%)

Nausea 6 (12.2%) 4 (7.3%) 10 (20.8%) 6 (12.5%)

Abdominal

Pain 1 (2.0%) 7 (12.7%) 11 (22.9%) 2 (4.2%)

Vomiting 3 (6.1%) 7 (12.7%) 1 (2.1%) 1 (2.1%)

Headache 2 (4.1%) 3 (5.5%) 5 (10.4%) 2 (4.2%)

Flushing* 4 (8.2%) 3 (5.5%) 2 (4.2%) 3 (6.3%)

*	Not >10% but a common AE of special interest for fumaric acid esters

PAGE 13 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

TREATMENT EMERGENT AES

LEADING TO PERMANENT DRUG WITHDRAWAL

XP 400mg XP 800mg XP 400 mg Placebo

QD (N=49) QD (N=55) BID (N=48) (N=48)

Diarrhea 2 (4.1%) 3 (5.5%) 7 (14.6%) 1 (2.1%)

Nausea 0 0 2 (4.2%) 2 (4.2%)

Abdominal Pain 1 (2.0%) 2 (3.6%) 3 (6.3%) 0

Vomiting 1 (2.0%) 1 (1.8%) 0 0

Headache 1 (2.0%) 0 2 (4.2%) 1 (2.1%)

PAGE 14 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

MAXIMUM LYMPHOCYTE GRADES AT ANY VISIT

XP 400mg XP 800mg XP 400 mg Placebo

QD (N=49) QD (N=55) BID (N=48) (N=48)

Grade 1 3 (6.1%) 5 (9.1%) 7 (14.6%) 2 (4.2%)

Grade 2 2 (4.1%) 2 (3.6%) 1 (2.1%) 0

Grade 3 or 4 0 0 0 0

No subjects below 700 cells/mm3 at any visit

All subjects were Grade 1 or less by 2 weeks post end of treatment All subjects returned within normal limits by 6 weeks post end of treatment

Grade 1: <1000-800 cells/mm3

Grade 2: <800-500 cells/mm3

Grade 3: <500-200 cells/mm3

Grade 4: <200 cells/mm3

PAGE 15 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

KEY OBSERVATIONS FROM PRELIMINARY RESULTS OF XP23829 PHASE 2 CLINICAL TRIAL

Met primary endpoint of % change in PASI with 800 QD and 400 BID doses (p≤0.001)

Efficacy still improving at end of treatment (week 12) Low incidence of flushing (similar to placebo) Low incidence and severity of lymphocyte reduction with recovery to within normal limits by four to six weeks post treatment First demonstration that a MMF prodrug other than DMF can be effective on a clinical symptom endpoint

PAGE 16 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

THANK YOU

© COPYRIGHT 2015 XENOPORT, INC. ALL RIGHTS RESERVED.

Appendix

PAGE 18 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

HISTORICAL TECFIDERA PHASE 3 PSORIASIS STUDY

Conducted at 10 sites in Europe. Unlikely to have enrolled many patients with prior biologic treatment 16-week study; titration not described but likely 1 week Dose of TECFIDERA was 240 mg TID

Median PASI score reduction at week 12 for TECFIDERA was 59% vs 13% placebo. ~45% for TECFIDERA at week 8. Did not describe any imputation PASI reduction increased from week 12 to 16 PASI responders at week 16 (did not describe imputation)

PASI 50 65% vs 14% placebo

PASI 75 39% vs 1% placebo

Adverse Events

Flushing 42% vs. 9% placebo

Diarrhea 31% vs. 9% placebo

Abdominal Pain 12% vs. 3 % placebo

Headache 11% vs. 6% placebo

Nausea 10% vs. 0% placebo

No indication of drop-out rates

PAGE 19 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

XP23829 PASI RESPONDERS ANALYSIS AT WEEK 12

LOCF Imputation

60

50

40 38.0 39.1

Subjects 36.2

30

of

21.7

Percent 20

13.6 12.8 14.0

10 9.1

0

Placebo 400 mg QD 800 mg QD 400 mg BID

PASI-50 PASI-60 PASI-70 PASI-75

Observed case – Completed 12 weeks

60

53.6

50.0

50 46.9

40

Subjects 32.1

of 30

21.9

Percent 20 17.6 18.8

11.8

10

0

Placebo 400 mg QD 800 mg QD 400 mg BID

PASI-50 PASI-60 PASI-70 PASI-75

mITT population

PAGE 20 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015

XP23829 PASI RESPONDERS ANALYSIS AT WEEK 12 NO PRIOR BIOLOGIC SUBPOPULATION

LOCF Imputation

60

50.0

50 48.4

44.8

40

Subjects 30

of 23.3

20.7

Percent 20 19.4

12.1

10 9.1

0

Placebo 400 mg QD 800 mg QD 400 mg BID

PASI-50 PASI-60 PASI-70 PASI-75

Observed Case – Completed 12 wks

63.6 62.5

60 59.1

50

40

Subjects 31.8 31.3

of 30 27.3

Percent 20 16.7

12.5

10

0

Placebo 400 mg QD 800 mg QD 400 mg BID

PASI-50 PASI-60 PASI-70 PASI-75

mITT population

PAGE 21 | XP093 TOPLINE PRESENTATION | 15 SEPTEMBER 2015